TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (“TIAA”)

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of TIAA

Levels 1, 2, 3, 4

SUPPLEMENT NO. 3

Supplement dated October 24, 2022, to the TIAA Access Prospectus, TIAA Access Summary Prospectus For New Investors and TIAA Access Updating Summary Prospectus (collectively, the “TIAA Access Prospectuses”) each dated May 1, 2022.

This Supplement amends certain disclosures to Appendix A in the TIAA Access Prospectuses for the purposes of informing contractholders of changes to the following fund. Please note that you may only invest in those investment accounts available under the terms of your employer’s plan. The terms used in this Supplement have the same meaning as used in the TIAA Access Prospectuses.

1.

On or about October 25, 2022, the share class of the Vanguard Total International Bond Index Fund will change from the Admiral shares to a lower expense share class, the Institutional shares. Accordingly, this change in Appendix A is reflected as follows:

			Average Annual Total Returns (12/31/21)
Type	Fund and Adviser/Subadviser[1]	Current Expenses	One year	Five year	Ten year
Fixed Income	Vanguard® Total International Bond Index Fund (Institutional Shares) The Vanguard Group, Inc.	0.07%	–2.19%	3.09%	N/A

[1]	If the name of the adviser or subadviser is not listed, it is because the name is incorporated into the name of the fund or the fund company.

Please keep this Supplement with your TIAA Access Prospectus for future reference.

A41336 (10/22)